UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 23, 2024

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Veritex Holdings, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2024 (the “Original Report”) relating to the Company’s operating results for the fourth quarter and year-end December 31, 2023. The text of the Original Report was accurate and correctly identified that it was being filed under Items 2.02 (Results of Operations and Financial Condition), 7.01 (Regulation FD Disclosure), 8.01 (Other Events) and 9.01 (Financial Statements and Exhibits).

However, due to administrative error, the Original Report was incorrectly tagged on the SEC’s EDGAR system and mistakenly filed under Item 2.01 (Completion of Acquisition or Disposition of Assets) instead of Item 2.02 (Results of Operations and Financial Condition). The sole purpose of the Amendment is to correctly tag and refile the Original Report on EDGAR as a filing under Items 2.02, 7.01, 8.01 and 9.01. No disclosure in the text of the Original Report was changed as a result of this Amendment, which is reproduced below in its entirety. No changes in Exhibit 99.1, Exhibit 99.2 or Exhibit 99.3, which were previously filed with the Original Report, resulted from this Amendment.

Item 2.02 Results of Operations and Financial Condition

On January 23, 2024, Veritex Holdings, Inc. (the “Company”), the holding company for Veritex Community Bank, a Texas state chartered bank, issued a press release describing its results of operations for the fourth quarter and year ended December 31, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

    As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 (including Exhibit 99.1) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure
On Wednesday, January 24, 2024, at 8:30 a.m., Central Time, the Company will host an investor conference call and webcast to review its fourth quarter financial results. The webcast will include a slide presentation that consists of information regarding the Company’s operating and growth strategies and financial performance. The presentation materials will be posted on the Company’s website after the close of the market on Tuesday, January 23, 2024. The presentation materials are attached hereto as Exhibit 99.2 and are incorporated herein by reference.
    As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 (including Exhibit 99.2) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events
    After the close of the market on Tuesday, January 23, 2024, the Company issued a press release announcing the declaration of a quarterly cash dividend of $0.20 per share on its outstanding common stock. The dividend will be paid on February 23, 2024 to shareholders of record as of the close of business on February 9, 2024. The press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Forward Looking Statement

This earnings release includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex’s quarterly cash dividend; expected loss on Veritex’s current equity method investment in Thrive; the transaction between Thrive and Lower Holding Company, including the expected timing of the completion of such transaction, the ability of the parties thereto to complete such transaction, the ability of the parties thereto to obtain any required regulatory or other approvals, authorizations or consents in connection with such transaction, and diversion of management time on issues related to such transaction; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; a continuation of recent turmoil in the banking industry, responsive measures to mitigate and manage it and related supervisory and regulatory actions and costs and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “seeks,” “targets,” “outlooks,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2022 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, expressed or implied, included in this earnings release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated January 23, 2024
99.2	Presentation materials
99.3	Dividend Announcement
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date:	January 23, 2024